Exhibit 10.1

Execution

FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of July 14, 2026 (the “Effective Date”), by and among WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as the arranger and administrative agent (the “Agent”) for the Lenders (as defined in the Credit Agreement referred to below), the Lenders party hereto, WABASH NATIONAL CORPORATION, a Delaware corporation (“Wabash”), certain Subsidiaries of Wabash designated on the signature pages hereto as borrowers (together with Wabash, such Subsidiaries are collectively referred as the “Borrowers”) and certain Subsidiaries of Wabash designated on the signature pages hereto as guarantors. Capitalized terms not otherwise defined herein have the definitions provided therefor in the Credit Agreement (as hereinafter defined).

WHEREAS, Borrowers, Agent, and Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of December 21, 2018 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, Borrowers have requested that Agent and Lenders agree to amend the Credit Agreement in the manner specified in this Amendment; and

WHEREAS, Agent and Lenders have agreed to Borrowers’ requests, on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Amendments. Subject to the satisfaction of the conditions to effectiveness set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Schedule 1.1 to the Credit Agreement is hereby amended to include the following defined terms in their respective alphabetical positions:

“Convertible Notes” means unsecured debt securities issued by Wabash pursuant to the Convertible Notes Documents.

“Convertible Notes Documents” means an indenture among Wabash, U.S. Bank, National Association (or an affiliate thereof), as trustee, and the other parties party thereto, and all other agreements, instruments and documents executed or delivered in connection therewith, in each case, with respect to such indenture and any other material agreements, instruments and documents, in form and substance reasonably satisfactory to Agent.

“Fifth Amendment” means that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of the Fifth Amendment Effective Date, by and among the Borrowers, the Guarantors party thereto, Agent and the Lenders party thereto.

“Fifth Amendment Effective Date” means the “Effective Date” under and as defined in the Fifth Amendment.

(b) The definition of “Change of Control” set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

“Change of Control” means that (a) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 40%, or more, of the Stock of Administrative Borrower having the right to vote for the election of members of the Board of Directors, (b) Administrative Borrower fails to own and control, directly or indirectly, 100% of the Stock of each other Loan Party (other than as the result of a Loan Party ceasing to be a Subsidiary of Administrative Borrower as the result of a transaction permitted under this Agreement), (c) any “change in control” or “change of control” or terms or circumstances of similar import occurs under the 2028 Notes Documents at a time when any of the 2028 Notes Documents remain in effect (or under the terms of any Refinancing Indebtedness in respect thereof), or (d) any “change in control” or “change of control” or terms or circumstances of similar import occurs under the Convertible Notes Documents at a time when any of the Convertible Notes Documents remain in effect (or under the terms of any Refinancing Indebtedness in respect thereof).

(c) Clause (u) of the definition of “Permitted Indebtedness” set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

(u) the Convertible Notes issued pursuant to the Convertible Notes Documents, in an aggregate principal amount not to exceed $150,000,000, and Refinancing Indebtedness in respect thereof, in each case with a maturity date no earlier than 91 days after the Latest Maturity Date,

2. Conditions to Effectiveness. This Amendment shall become effective as of the Effective Date, when, and only when, each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(a) Agent shall have received a copy of this Amendment duly executed and delivered by Agent, the Lenders and the Loan Parties;

(b) Borrowers shall have paid all Lender Group Expenses incurred in connection with the transactions evidenced by this Amendment to the extent invoiced on or prior to the Effective Date; and

(c) the representations and warranties in Section 3 of this Amendment shall be true and correct in all respects as of the Effective Date.

Agent shall promptly notify the Administrative Borrower and Lenders of the satisfaction of the conditions to the occurrence of the Effective Date, which notice shall be conclusive and binding.

3. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby makes each of the following representations and warranties to the Lenders, each of which shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Effective Date, and shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) at and as of the date of the Effective Date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date):

(a) such Loan Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment;

(b) such Loan Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium, or similar laws affecting creditors’ rights generally and subject to general principles of equity;

(c) neither the execution, delivery or performance by such Loan Party of this Amendment nor compliance with the terms and provisions hereof nor the consummation of the transactions contemplated hereby will (a) contravene any material provision of any applicable law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality binding on any Loan Party, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Loan Party (other than Permitted Liens) pursuant to the terms of any Material Contract of any Loan Party or its Subsidiaries other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Change or (c) violate any material provision of the certificate of incorporation, by-laws or other Governing Document of such Loan Party or any of its Subsidiaries;

(d) after giving effect to the amendments to the Schedules to the Credit Agreement contemplated by this Amendment, both immediately before and upon giving effect to the Effective Date and the transactions contemplated hereby, all representations and warranties made by each Loan Party contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Change” shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Change” shall be true and correct in all respects) as of such earlier date); and

(e) no Default or Event of Default shall exist on the Effective Date before or upon giving effect to the effectiveness hereof and the consummation of the transactions contemplated hereby.

4. Reaffirmation of the Loan Parties. Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Lenders pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.

5. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except in accordance with Section 14.1 of the Credit Agreement.

6. Post-Closing Covenants. Borrowers have notified Agent that Wabash intends to issue unsecured notes in an aggregate principal amount not to exceed $150,000,000 on or before December 31, 2026 (or such later date as agreed to by Agent) (the “New Note Issuance”; and such unsecured notes, the “Convertible Notes”), the proceeds of which will be used in connection with such issuance for, among other things, general corporate purposes which may include to repay outstanding indebtedness under the Credit Agreement. Prior to the occurrence of the New Note Issuance, Borrowers shall provide Agent with copies of the material Convertible Notes Documents (as defined in the Credit Agreement after giving effect to this Amendment), in form and substance reasonably satisfactory to Agent. Failure by Borrowers to satisfy any of the foregoing covenants shall constitute an immediate and automatic Event of Default under the Credit Agreement.

7. [Reserved]

8. Release of Claims. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, on behalf of itself and each of its respective successors, assigns, and other legal representatives (the “Releasing Parties”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and the Lenders and each of their successors and assigns, and each of their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent and the Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Loan Party or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time prior to the date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Amendment, the Credit Agreement, or any of the other Loan Documents or transactions hereunder or thereunder. The Releasing Parties hereby represent to the Releasees that they have not assigned or transferred any interest in any Claim against any Releasee prior to the date hereof.

9. Miscellaneous.

(a) Expenses. Each Borrower agrees to pay promptly after receipt of written demand therefor from Agent all reasonable costs and expenses of Agent (including reasonable and documented attorneys’ fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b) Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.

(c) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment (it being understood and agreed that Agent accepts, consents to and approves of transmission through electronic means of an image of an original wet-ink manual signature). Any party delivering an executed counterpart of this Amendment by faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart, but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:

WABASH NATIONAL CORPORATION, a Delaware corporation

By:	/s/ Patrick J. Keslin
Name: Patrick J. Keslin
Title: Senior Vice President and Chief Financial Officer

WABASH NATIONAL, L.P., a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Patrick J. Keslin
Name: Patrick J. Keslin
Title: Treasurer

WABASH NATIONAL TRAILER CENTERS, INC., a Delaware corporation

By:	/s/ Patrick J. Keslin
Name: Patrick J. Keslin
Title: Treasurer

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement

BULK SOLUTIONS LLC, a Texas limited liability company

	By:	Wabash National, L.P.,
Its Sole Member

		By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Patrick J. Keslin
Name: Patrick J. Keslin
Title: Treasurer

WALKER STAINLESS EQUIPMENT COMPANY LLC, a Delaware limited liability company

	By:	Wabash National, L.P.,
Its Sole Member

		By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Patrick J. Keslin
Name: Patrick J. Keslin
Title: Treasurer

BRENNER TANK LLC, a Wisconsin limited liability company

	By:	Wabash National, L.P.,
Its Sole Member

		By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Patrick J. Keslin
Name: Patrick J. Keslin
Title: Treasurer

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement

SUPREME CORPORATION, a Texas corporation

By:	/s/ Patrick J. Keslin
Name: Patrick J. Keslin
Title: Vice President, Treasurer/Controller and Principal Financial Officer

SC TOWER STRUCTURAL LAMINATING, INC., a Texas corporation

By:	/s/ Patrick J. Keslin
Name: Patrick J. Keslin
Title: Vice President, Treasurer and Principal Financial Officer

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement

GUARANTORS:

WABASH NATIONAL SERVICES, L.P.

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Patrick J. Keslin
Name: Patrick J. Keslin
Title: Treasurer

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement

AGENT:

WELLS FARGO CAPITAL FINANCE, LLC

By:	/s/ Laura Nickas
Name: Laura Nickas
Title: Authorized Signatory

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement

LENDERS:

WELLS FARGO CAPITAL FINANCE, LLC

By:	/s/ Laura Nickas
Name: Laura Nickas
Title: Authorized Signatory

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew Salmon
Name: Andrew Salmon
Title: Vice President

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Andrew Rossman
Name: Andrew Rossman
Title: Executive Director

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement